Contravisory Strategic Equity Fund

Investor Class – Ticker: CSEFX
Institutional Class – Ticker: CSSFX

Summary Prospectus
April 30, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.contravisoryfunds.com/documents.html.  You may also obtain this information at no cost by calling 1-855-558-8818. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Contravisory Strategic Equity Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	2.49%	2.49%
Total Annual Fund Operating Expenses	3.54%	3.29%
Fee Waiver and/or Expense Reimbursement	-2.29%	-2.29%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.25%	1.00%

(1)
Contravisory Investment Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or pay the Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Investor Class shares of the Fund to 1.25% and Institutional Class shares of the Fund to 1.00% of the Fund’s average net assets (the “Expense Caps”).  The Expense Caps are indefinite and will remain in effect at least until April 30, 2015.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years as long as such reimbursement does not cause the Fund’s Operating Expenses to exceed the Expense Caps.  Any such reimbursement is subject to Board review and approval.  The Operating Expenses Limitation Agreement may be terminated at any time by the Board upon 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Contravisory Strategic Equity Fund
Investor Class	$127	$873	$1,640	$3,658
Institutional Class	$102	$798	$1,518	$3,429

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies of any market capitalization and other equity securities, including shares of exchange-traded funds (“ETFs”).  At any given time, the Fund may invest more than 25% of its assets in any of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology, telecommunications services, and utilities.  The Fund may also invest up to 20% of its net assets in the stocks of foreign companies which are U.S. dollar denominated and traded on a domestic national securities exchange, including American Depositary Receipts (“ADRs”).

The Advisor’s buy/sell discipline and investment management process is based on a proprietary quantitative/technical model, which uses internally generated research.  A private database tracks over 2000 stocks, industry groups, and market sectors.  The goal is to create a portfolio which seeks capital appreciation primarily through the purchase of domestic equity securities.  The approach is designed to separate strong performing stocks from weak performing stocks within the equity markets.  By analyzing long-term relative price trends, the Advisor is able to determine leading or lagging stocks in the market.  This trend analysis reflects what the Advisor believes are the two primary drivers of stock price behavior:  the underlying company fundamentals and investor sponsorship or “psychology.”  Investor psychology is judged by the relative price action of stocks.  To the Advisor, an up-trending stock price assumes a positive psychology associated with the accumulation.  Likewise, a down-trending relative price assumes a negative investor psychology with respect to the stock.  The Advisor gives particular emphasis to changes in trend direction, either positive or negative.  The Advisor selects the Fund’s stock investments without regard to a company’s market capitalization or whether the stock is considered growth versus value, and the Fund may invest across all industries.  The Advisor will consider selling a security if it believes the security is no longer consistent with the Fund’s objective or no longer meets its valuation criteria.

Principal Investment Risks
There is a risk that you could lose all or a portion of your investment in the Fund.  The following principal risks can affect the value of your investment:

•
General Market Risk.  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•	Equity Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

•	Management Risk. The Advisor may fail to implement the Fund’s investment strategies and meet its investment objective.

•
Foreign Securities Risk.  Foreign securities are subject to increased risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

•
Large Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small- and Medium-Sized Company Risk.  Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies often involve greater volatility than investing in larger, more established companies and these securities may be less liquid than other securities.

•
ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•
Sector Focus Risk.  Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were diversified among various sectors.  If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Performance

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart below illustrates the variability of the returns of the Fund by showing changes in the Fund’s Institutional Class performance from year to year.    The table on the next page illustrates how the Fund’s average annual total returns for the 1-year and since inception periods compare with that of a broad-based securities index.  This comparison is provided to offer a broader market perspective.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results.  Updated performance information is available on the Fund’s website at www.contravisoryfunds.com.

Calendar Year Total Return as of December 31,
Institutional Class

Highest Quarterly Return:	Q1, 2013	10.45%

Lowest Quarterly Return:	Q2, 2012	0.64%

Average Annual Total Return as of December 31, 2013
Contravisory Strategic Equity Fund	1 Year	Since Inception (6/30/2011)
Institutional Class Shares
Return Before Taxes	29.76%	10.44%
Return After Taxes on Distributions	28.95%	10.08%
Return After Taxes on Distributions and Sale of Fund Shares	17.51%	8.11%
Investor Class Shares
Return Before Taxes	29.31%	10.22%
S&P 500® TR Index (reflects no deduction for fees, expenses or taxes)	32.39%	16.92%

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund’s shares were sold at the end of the specified period.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on the individual investor’s situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Management
Investment Advisor
Contravisory Investment Management, Inc.
Portfolio Managers
Name	Title	Managed the Fund Since
William M. Noonan	President & CEO	Inception (2011)
Phillip A. Noonan	Chief Operating Officer	Inception (2011)
David Canal	Senior Vice President	Inception (2011)

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Contravisory Strategic Equity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-855-558-8818, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

Class	Minimum Initial Investment for All Account Types	Subsequent Minimum Investment for All Account Types
Investor Class
Regular Accounts	$2,500	$250
Retirement Accounts	$2,500	$250
Institutional Class	$1,000,000	$250

Tax Information
The Fund intends to make distributions that will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.